Exhibit 99.1

NextTrip Signs Agreement with J. Bradley Hilton’s Hilton Advisory Group to Accelerate Premium Wellness Travel Products Across JOURNY.tv and Five Star Alliance

Experienced Hospitality Executive and Founder of Successful Luxury and Lifestyle Brand Aligns with NextTrip to Advance Premium Wellness, Experiential Travel, and Media-to-Commerce Initiatives

Santa Fe, NM – March 6, 2026 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward media and travel company defining the intersection of Media and Travel, today announced that it has signed an agreement with J. Bradley Hilton’s Hilton Advisory Group (“Hilton”). Hilton will collaborate with NextTrip’s leadership team to help shape premium wellness programming, experiential travel offerings, and scalable content-to-commerce initiatives across NextTrip’s global media and booking platforms.

A proud member of the Hilton family, J. Bradley Hilton began his career with Hilton Hotels Corporation at the age of 17 starting with Hilton Reservations Systems / Compass Computers, where he supported core networking and operational systems. Over the next 14 years in the family enterprise, he built deep expertise across hospitality operations, technology, and growth strategy, contributing to major corporate initiatives and helping drive meaningful expansion in enterprise engagement and performance. In that period, he contributed to major corporate growth initiatives, including supporting an expansion in corporate solicitation activity from approximately $700 million to roughly $1.2 billion over a 12-month period, reflecting his ability to operate at scale within a global hospitality organization.

Today, J. Bradley Hilton serves as Chairman of the Hilton Family Office and leads The J. Bradley Experience, a global platform redefining modern luxury through curated experiences that integrate wellness, longevity, hospitality, and emerging technologies. Guided by the legacy of his grandfather, Conrad N. Hilton, his work is centered on creating high-trust, high-impact experiences that create lasting memories for individuals, families, and businesses worldwide.

Hilton will support the Company across several key strategic initiatives, including:

●	Develop repeatable premium wellness and longevity programming;
●	Package content-to-commerce itineraries through NextTrip’s JOURNY.tv ecosystem;
●	Promote premium offerings across NextTrip’s global media network; and
●	Align strategic partners for distribution, fulfillment, and experiential travel execution.

Under the agreement, Hilton Advisory Group will support NextTrip in both an advisory and content development capacity, providing strategic guidance on premium wellness and longevity programming, and collaborating with NextTrip Media to structure curated travel experiences designed for content-to-commerce conversion. The parties will explore integrated initiatives across destination wellness, experiential hospitality, and brand-led travel programming, aligned with NextTrip’s ‘Watch. Scan. Book. Go.’ platform model.

Initial initiatives will focus on curated wellness-forward destination packages and partner-aligned programming concepts, structured to drive measurable booking conversion through NextTrip’s integrated media and booking ecosystem.

“Brad brings a rare combination of legacy hospitality experience, modern luxury insight, and a forward-looking view on wellness and experiential travel,” said Bill Kerby, Founder, Director, and Chief Executive Officer of NextTrip. “His alignment with our media-to-commerce vision strengthens our ability to develop premium, scalable travel products that resonate with today’s experience-driven traveler while supporting long-term shareholder value.”

Mr. Hilton added, “NextTrip’s integration of media, technology, and travel commerce represents a compelling evolution in the industry. I look forward to supporting the development of premium, trust-centered experiences that translate engagement into bookings and scalable growth.”

Founded by seasoned business strategist J. Bradley Hilton, Hilton Advisory Group combines corporate advisory expertise with forward-thinking digital execution to support organizations navigating an increasingly competitive and rapidly evolving business environment. The firm works alongside leadership teams to refine messaging, strengthen market presence, and unlock new opportunities for expansion.

This advisory engagement further supports NextTrip’s strategy of expanding into high-value travel segments, leveraging owned media to influence consumer intent, and converting that demand into premium bookings through proprietary technology.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is a technology-forward travel and media company defining the intersection of media and travel. Through its owned media platforms, including JOURNY.tv and TravelMagazine.com, and its proprietary travel technology stack, NextTrip delivers an integrated inspiration-to-booking ecosystem that connects travel discovery directly to transaction and fulfillment. The Company operates a portfolio of travel brands and platforms, including Five Star Alliance, a global luxury hotel and resort booking platform; NXT2.0, its proprietary booking and payments engine; and TA Pipeline, a purpose-built group travel and meetings booking platform serving travel advisors, suppliers, and destination partners. Together, these assets enable frictionless booking across luxury FIT (Flexible Independent Travel), group travel, destination weddings, conferences, and concierge-managed experiences, supported by flexible payment options such as PayDlay. By owning both the inspiration layer through premium video-led storytelling and the transaction layer through integrated booking technology, NextTrip enables travelers to move seamlessly from discovery to booking, while providing destinations, brands, and travel partners with measurable engagement, demand generation, and conversion opportunities.

For more information, visit www.nexttrip.com and investors.nexttrip.com.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

This announcement is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Nothing in this collaboration includes securities solicitation, capital raising, or broker-dealer activity.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at https://www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Partnership and programming inquiries: Richard.Marshall@nextTrip.com

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Richard.Marshall@nextTrip.com

MZ Group - MZ North America

Chris Tyson

Executive Vice President

949-491-8235

NTRP@mzgroup.us

www.mzgroup.us